SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2004

Encore Capital Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 7.01.         Regulation FD Disclosure

        On December 6, 2004 the Company issued a press release announcing that it had purchased two large portfolios of credit card receivables, which were financed under the revised Credit Agreement terms referred to in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 3, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

        Also on December 6, 2004 the Company issued a press release regarding the status of its efforts to comply with the requirements of Section 404 of the Sarbanes-Oxley Act. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01.

         The information provided in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information provided in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated December 6, 2004 regarding portfolio purchases and credit terms.

99.2	Press release dated December 6, 2004 regarding Sarbanes-Oxley Section 404.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: December 6, 2004	By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated December 6, 2004 regarding portfolio purchases and credit terms.

99.2	Press release dated December 6, 2004 regarding Sarbanes-Oxley Section 404.